SECURITIES AND EXCHANGE COMMISSION

                                               Washington, D.C. 20549

                                                      FORM 8-K

                                                   CURRENT REPORT

                                            Pursuant to Section 13 of the
                                           Securities Exchange Act of 1934


                                                   Date of Report
                     (Date of earliest event reported): November 15, 2005



                                      PRIME RECEIVABLES CORPORATION
                         (Originator of the Prime Credit Card Master Trust)

                                           P.O. Box 6034, MC 1251, Room A
                                           Sioux Falls, South Dakota 57117
                                                   (605) 331-2671


     Delaware                   31-1359594                       0-21118
 (State of Incorporation)  (IRS Identification No.)  (Commission File Number)




Item 8.01         Other Events.

                  None.

Item 9.01         Financial Statements and Exhibits.

                  The following Exhibit is filed with this Report:

     9.08 Settlement Statement of the Trust for the period ended October 29, 2005 and the related distributions made on November 15, 2005.



                                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PRIME RECEIVABLES CORPORATION

Dated:November 15, 2005                                    By:/s/ Doug Morrison
                                                             Name:Doug Morrison
                                                             Title:President



                                 INDEX TO EXHIBITS

    Exhibit                                                   Sequentially
     Number                  Exhibit                         Numbered Page

     9.08 Settlement Statement of the Trust for the period ended October 29, 2005 and the related distributions made on November 15, 2005.

                                                    Exhibit 9.08

     Settlement Statement of the Trust for the period ended October 29, 2005 and the related distributions made on November 15, 2005.


Prime Credit Card Master Trust                                    09-Nov-05
                                                04:30 PM
Settlement Statement
-       -       --

Distribution Date:                                              15-Nov-05

Monthly Period:         October 2005
                02-Oct-05
                29-Oct-05

(i)   Collections                                               $418,143,336
       Finance Charge                                           84,530,594
       Principal                                                333,612,742

(ii)  Investor Percentage - Principal Collections                29-Oct-05


        Series 2000-1                                   25.2%
          A                                     21.2%
          B                                     2.0%
          C                                     2.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables


        Series 2000-1                                   4.0%
          A                                     0.0%
          B                                     2.0%
          C                                     2.0%

(iv)  Distribution Amount per $1,000                         15-Nov-05

        Series 2000-1                                   $1,005.583
          A                                     1,005.583
          B                                     0.000
          C                                     0.000

        Total $'s Distributed
           Series 2000-1                                      $402,233,333.33
           Series 1992-3                                        $123,201.16

(v)   Allocation to Principal per $1,000                     15-Nov-05

        Series 2000-1                                   $1,000.000
          A                                     1,000.000
          B                                     0.000
          C                                     0.000

        Total $'s Distributed
           Series 2000-1                                       $400,000,000.00
           Series 1992-3                                        $0.00

(vi) Allocation to Interest per $1,000                       15-Nov-05

        Series 2000-1                                   $5.583
          A                                     5.583
          B                                     0.000
          C                                     0.000

        Total $'s Distributed
           Series 2000-1                                        $2,233,333.33
           Series 1992-3                                        $123,201.16

(vii)  Investor Default Amount

        Series 2000-1                                   $661,806.23
          A                                      134,303.93
          B                                      263,751.14
          C                                      263,751.14

(viii) Investor Charge Offs
                                Charge Offs               Reimbursements
        Series 2000-1                   $0.00           $0.00
          A                     0.00            0.00
          B                     0.00            0.00
          C                     0.00            0.00

(ix)  Servicing Fee

        Series 2000-1                                   $238,111.11
          A                                     111,111.11
          B                                     63,500.00
          C                                     63,500.00

(x)    Deficit Controlled Amortization Amount

        Series 2000-1                                   $0.00
          A                                     0.00
          B                                     0.00
          C                                     0.00

(xi)   Receivables in Trust              29-Oct-05           $1,978,682,376.62
       Principal Receivables in Trust                        $1,896,013,026.92

(xii)  Invested Amount                          29-Oct-05

        Series 2000-1                                   $76,200,000.00
          A      ( net of $400,000,000.00 Principal Funding)         0.00
          B                                     38,100,000.00
          C                                     38,100,000.00

(xiii) Enhancement                                              NA

(xiv)  Pool Factor                                              NA


(xv)   Yield Factor                                             11.243%
       Finance Charge Receivables Factor                         4.178%

(xvi)  Payout Event

        Series 2000-1                                   NO

(xvii) Other

        Delinquency

        Current                         92.53%  $1,709,896,121
        1-29 days                               3.91%   $72,274,945
        30-59 days                              1.13%   $20,856,608
        60-89 days                              0.69%   $12,779,055
        90-119 days                             0.60%   $11,134,260
        120-149 days                            0.52%   $9,636,379
        150 days +                              0.62%   $11,396,895
          Total                         100.00% $1,847,974,263

        Balance in Principal Funding Account     29-Oct-05       $400,000,000